1997 SEMIANNUAL REPORT



IDS
Equity Select
Fund


(icon of) three pine trees

The goals of IDS Equity Select Fund, Inc. are growth of capital and income. The Fund invests primarily in moderate growth stocks, higher yielding equities and debt securities.

      Distributed by American Express Financial Advisors Inc. Member SIPC.

Budding blue chips

When most people think of stocks, they tend to focus on the notable names in American business -- the blue chips, as they're known. But there's another group of companies that though smaller and less well-known, boast impressive business histories. These mid-sized companies, which we call "budding blue chips," are the foundation of Equity Select Fund. Often, they enjoy a dominant position in their business. For an investor, this means an opportunity to participate in the growth that's likely for these companies and the potential for rising stock prices.


Contents

From the president                           3
From the portfolio manager                   3
Ten largest holdings                         5
Financial statements                         6
Notes to financial statements                9
Investments in securities                   23
Board members and officers                  27
IDS mutual funds                            28

 To our shareholders

      From the president

      If you're an experienced investor, you know that the past two years have been unusually strong ones in many financial markets. Perhaps just as important, you also know that history shows that bull markets don't last forever. Though they're often unpredictable, declines -- whether they're brief or long-lasting, moderate or substantial -- are always a possibility.

      That fact reinforces the need for investors to periodically review their long-term goals and examine whether their investment program remains on track to achieving them. Your quarterly investment statements are one part of that monitoring process. The other is a meeting with your American Express financial advisor. That becomes even more important if there's a major change in your financial situation or in the financial markets.

      I also want to tell you that this Fund has a new portfolio manager.  Betty
      J. Tebault, who assumed that role last January, has 20 years of experience as a securities analyst and portfolio manager, the last 12 of which have been at American Express Financial Corporation. Her review of the past six months begins on this page.



      William R. Pearce


      (picture of) William Pearce
      William R. Pearce
      President of the Fund

      From the portfolio manager

      It was an up-and-down six months for the stock market and IDS Equity Select Fund. Fortunately, the gains easily exceeded the losses, and the Fund finished well into positive territory for the period. From December 1996 through May 1997, the first half of the Fund's fiscal year, the total return for investors in Class A shares was 8.5%. (A substantial portion of the return came in the form of a capital gain, which was paid to shareholders last December and reduced the Fund's net asset value by the same amount at that time.)

      Stocks got off to a poor start, as a rise in long-term interest rates took a toll on the market last December. But by January, buoyed by benign inflation data and encouraging corporate profit reports, stocks were again gaining ground. Another interest-rate rise sent them into retreat from early March to mid-April, but, with the remarkable resilience they've shown in recent years, stocks more than made up for the downturn with a rally that lasted through the end of the period. During the six months, the Fund's performance pattern roughly tracked that of the broad market.

      Less cyclical, more growth

      Since I took over this Fund last January, I have made some moderate changes to its holdings. These include reducing the number of "cyclical" stocks (those of companies whose fortunes tend to follow the direction of the economy) in favor of growth stocks (those of companies with more consistent, above-average earnings histories). In many cases, this approach has led me toward more consumer-product companies, as opposed to the industrial businesses that have long been a staple of this Fund. Good examples of the type of holding that has been added to the portfolio are Avon Products, a provider of personal-care products, and Service Corporation, an operator of funeral homes and cemeteries. In addition, financial services is now a bigger area of investment for the Fund.

      On a broader scale, I also have added more stocks of larger companies. Prior to my becoming manager of the Fund, the overriding emphasis was on stocks of mid-size companies - "budding blue chips," so named because of their potential to become dominant players in their respective businesses. The portfolio is now split about evenly between stocks of mid-size and large, well-established companies.

      No clear trend ahead

      As we move into the second half of the fiscal year, I don't have a strong feeling about prospects for the stock market. On the positive side, inflation still appears to be under control, while the economy continues to chug along. On the potentially negative side, corporate profits may have already seen their peak for some time, and interest rates, with expected prompting by the Federal Reserve Board, are likely to head higher this year. Against that backdrop, I think the key will be employing thorough securities research to find investments that can fare relatively well in whatever market environment we encounter.


      Betty J. Tebault

      (picture of) Betty Tebault
      Betty J. Tebault
      Portfolio Manager

                        To our shareholders


Class A
 6-month performance

(All figures per share)

Net asset value (NAV)

May 31, 1997        $   13.87
Nov. 30, 1996       $   14.71
Decrease            $    0.84

Distributions
Dec. 1, 1996 - May 31, 1997

From income         $    0.32
From capital gains  $    1.58
Total distribution  $    1.90

Total return*           +8.5%

Class B
 6-month performance

(All figures per share)

Net asset value (NAV)
May 31, 1997        $   13.76
Nov. 30, 1996       $   14.63
Decrease            $    0.87

Distributions
Dec. 1, 1996 - May 31, 1997

From income         $    0.29
From capital gains  $    1.58
Total distribution  $    1.87

Total return*           +8.1%

Class Y
 6-month performance

(All figures per share)

Net asset value (NAV)
May 31, 1997        $   13.87
Nov. 30, 1996       $   14.72
Decrease            $    0.85

Distributions
Dec. 1, 1996 - May 31, 1997

From income         $    0.33
From capital gains  $    1.58
Total distribution  $    1.91

Total return*           +8.6%


*The prospectus discusses the effect of sales charges, if any, on the various classes.

**The  total  return  is  a  hypothetical   investment  in  the  Fund  with  all
distributions reinvested.

 The Fund's ten largest holdings

                                          Percent                        Value
                           (of Fund's net assets)         (as of May 31, 1997)

       Tyco Intl                            2.67%                  $24,130,000

       SmithKline Beecham ADR               2.18                    19,687,500

       Sherwin-Williams                     1.73                    15,600,000

       Washington Mutual                    1.73                    15,575,000

       BellSouth                            1.68                    15,200,625

       Service Corp Intl                    1.66                    15,016,500

       USA Waste Service                    1.65                    14,862,500

       Kohl's                               1.64                    14,815,625

       Compaq Computer                      1.62                    14,613,750

       Safeway                              1.60                    14,400,000


(icon of) pie chart

The ten holdings listed here make up 18.16% of the Fund's net assets


      Financial statements

      Statement of assets and liabilities
      IDS Equity Select Fund, Inc.
      May 31, 1997

                                  Assets

                                                                                                    (Unaudited)
 Investments in securities, at value (Note 1)
      (identified cost $672,574,128)                                                              $910,532,080
 Cash in bank on demand deposit                                                                        495,247
 Dividends and accrued interest receivable                                                             955,240
 Receivable for investment securities sold                                                           3,262,990
 U.S. government securities held as collateral (Note 4)                                              6,794,270
                                                                                                     ---------
 Total assets                                                                                      922,039,827

                                  Liabilities

 Payable for investment securities purchased                                                         2,423,165
 Payable upon return of securities loaned (Note 4)                                                  17,045,270
 Accrued investment management services fee                                                             12,762
 Accrued distribution fee                                                                                  589
 Accrued service fee                                                                                     4,301
 Accrued transfer agency fee                                                                             1,868
 Accrued administrative services fee                                                                       929
 Other accrued expenses                                                                                 58,154
                                                                                                        ------
 Total liabilities                                                                                  19,547,038
                                                                                                    ----------
 Net assets applicable to outstanding capital stock                                               $902,492,789
                                                                                                  ============

                                  Represented by

 Capital stock-- authorized 10,000,000,000 shares of $.01 par value                              $     650,930
 Additional paid-in capital                                                                        567,953,101
 Undistributed net investment income                                                                   753,360
 Accumulated net realized gain (Note 1)                                                             95,177,446
 Unrealized appreciation of investments                                                            237,957,952
                                                                                                   -----------
 Total-- representing net assets applicable to outstanding capital stock                          $902,492,789
                                                                                                  ============
 Net assets applicable to outstanding shares:             Class A                                 $872,209,660
                                                          Class B                                 $ 28,842,100
                                                          Class Y                               $    1,441,029
 Net asset value per share of outstanding capital stock:  Class A shares      62,892,350        $        13.87
                                                          Class B shares       2,096,816        $        13.76
                                                          Class Y shares         103,875        $        13.87

 See accompanying notes to financial statements.



      Statement of operations
      IDS Equity Select Fund, Inc.
      Six months ended May 31, 1997

                                  Investment income

                                                                                                   (Unaudited)
 Income:
 Dividends                                                                                        $  4,327,259
 Interest                                                                                            1,094,887
                                                                                                     ---------
 Total income                                                                                        5,422,146
                                                                                                     ---------
 Expenses (Note 2):
 Investment management services fee                                                                  2,232,623
 Distribution fee -- Class B                                                                            85,221
 Transfer agency fee                                                                                   334,718
 Incremental transfer agency fee-- Class B                                                               1,296
 Service fee
      Class A                                                                                          699,937
      Class B                                                                                           19,796
      Class Y                                                                                               85
 Administrative services fees and expenses                                                             166,609
 Compensation of board members                                                                           8,341
 Compensation of officers                                                                                   56
 Custodian fees                                                                                         31,325
 Postage20,546
 Registration fees                                                                                      41,022
 Reports to shareholders                                                                                14,889
 Audit fees                                                                                             12,500
 Other                                                                                                   8,878
                                                                                                         -----
 Total expenses                                                                                      3,677,842
      Earnings credits on cash balances (Note 2)                                                       (25,749)
                                              -                                                        -------
 Total net expenses                                                                                  3,652,093
                                                                                                     ---------
 Investment income -- net                                                                            1,770,053
                                                                                                     ---------

                                  Realized and unrealized gain -- net

 Net realized gain on security and foreign currency transactions
      (including loss of $994 from foreign currency transactions) (Note 3)                          95,184,540
 Net change in unrealized appreciation or depreciation of investments and on
      translation of assets and liabilities in foreign currencies                                  (26,068,370)
                                                                                                   -----------
 Net gain on investments and foreign currencies                                                     69,116,170
                                                                                                    ----------
 Net increase in net assets resulting from operations                                              $70,886,223
                                                                                                   ===========

 See accompanying notes to financial statements.



      Financial statements

      Statements of changes in net assets
      IDS Equity Select Fund, Inc.

                                  Operations and distributions              May 31, 1997         Nov. 30, 1996

                                                                        Six months ended            Year Ended
                                                                              (Unaudited)
 Investment income-- net                                                  $    1,770,053        $    3,891,516
 Net realized gain on investments and foreign currencies                      95,184,540           108,411,004
 Net change in unrealized appreciation or depreciation of investments
      and on translation of assets and liabilities in foreign currencies     (26,068,370)           84,207,057
 Net increase in net assets resulting from operations                         70,886,223           196,509,577
 Distributions to shareholders from:
      Net investment income
            Class A                                                           (1,692,099)           (3,834,204)
            Class B                                                                    --                 (226)
            Class Y                                                               (5,986)              (20,808)
      Net realized gain
            Class A                                                         (105,561,837)          (51,429,889)
            Class B                                                           (2,509,090)             (273,902)
            Class Y                                                             (423,403)             (215,425)
 Total distributions                                                        (110,192,415)          (55,774,454)

                                  Capital share transactions (Note 5)
 Proceeds from sales
      Class A shares (Note 2)                                                 23,089,715            33,397,264
      Class B shares                                                          10,079,629            13,301,146
      Class Y shares                                                             191,181               463,955
 Reinvestment of distributions at net asset value
      Class A shares                                                         101,153,403            52,201,141
      Class B shares                                                           2,497,834               272,845
      Class Y shares                                                             429,389               236,233
 Payments for redemptions
      Class A shares                                                         (45,782,522)          (65,523,965)
      Class B shares (Note 2)                                                 (1,597,781)             (737,685)
      Class Y shares                                                          (2,221,527)             (928,668)
 Increase in net assets from capital share transactions                       87,839,321            32,682,266
 Total increase in net assets                                                 48,533,129           173,417,389
 Net assets at beginning of period                                           853,959,660           680,542,271
 Net assets at end of period
      (including undistributed net investment income of
      $753,360 and $681,392)                                                $902,492,789          $853,959,660

 See accompanying notes to financial statements.


      Notes to financial statements

      IDS Equity Select Fund, Inc.
      (Unaudited as to May 31, 1997)


1. Summary of significant accounting policies

      The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund invests primarily in moderate growth stocks, higher yielding equities and debt securities. The Fund offers Class A, Class B and Class Y shares. Class A shares are sold with a front-end sales charge. Class B shares may be subject to a contingent deferred sales charge and such shares automatically convert to Class A after eight years. Class Y shares have no sales charge and are offered only to qualifying institutional investors.

      All classes of shares have identical voting, dividend, liquidation and other rights, and the same terms and conditions, except that the level of distribution fee, transfer agency fee and service fee (class specific expenses) differs among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

      Significant accounting policies followed by the Fund are summarized below:

      Use of estimates

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

      Valuation of securities

      All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price; securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Determination of fair value involves, among other things, reference to market indexes, matrixes and data from independent brokers. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

      Option transactions

      In order to produce incremental earnings, protect gains, and facilitate buying and selling of securities for investment purposes, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where the completion of the obligation is dependent upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities and may write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity of profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

      Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

      Futures transactions

      In order to gain exposure to or protect itself from changes in the market, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

      Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

      Foreign currency translations and
      foreign currency contracts

      Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

      The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation and/or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete the obligations of the contract.

      Federal taxes

      Since the Fund's policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders, no provision for income or excise taxes is required.

      Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of the deferral of losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

      Dividends to shareholders

      Dividends from net investment income, declared and paid each calendar quarter, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

      Other

      Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.

2. Expenses and sales charges

      Effective March 20, 1995, the Fund entered into agreements with American Express Financial Corporation (AEFC) for managing its portfolio, providing administrative services and serving as transfer agent.

      Under its Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.53% to 0.40% annually. The fee is adjusted upward or downward by a performance incentive adjustment based on the Fund's average daily net assets over a rolling 12-month period as measured against the change in the Lipper Growth and Income Fund Index. The maximum adjustment is 0.08% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1%, the adjustment will be zero. The adjustment increased the fee by $31,606 for the six months ended May 31, 1997.

      Under an Administration Services Agreement, the Fund pays AEFC for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.04% to 0.02% annually. Additional administrative service expenses paid by the Fund are office expenses, consultants' fees and compensation of officers and employees. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees, organizational expenses, and any other expenses properly payable by the Fund approved by the board.

      Under a separate Transfer Agency Agreement, AEFC maintains shareholder accounts and records. The Fund pays AEFC an annual fee per shareholder account for this service as follows:
    o Class A $15
    o Class B $16
    o Class Y $15

      Also effective March 20, 1995, the Fund entered into agreements with American Express Financial Advisors Inc. for distribution and shareholder servicing-related services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate of 0.75% of the Fund's average daily net assets attributable to Class B shares for distribution-related services.

      Under a Shareholder Service Agreement, the Fund pays a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.175% of the Fund's average daily net assets for Class A and Class B shares and 0.10% of the Fund's average daily net assets for Class Y shares.

      Sales charges received by American Express Financial Advisors Inc. for distributing Fund shares were $405,225 for Class A and $6,151 for Class B for the six months ended May 31, 1997. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

      During the six months ended May 31, 1997, the Fund's custodian and transfer agency fees were reduced by $25,749 as a result of earnings credits from overnight cash balances.

3. Securities transactions

      Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $281,575,857 and $331,288,186, respectively, for the six months ended May 31, 1997. Realized gains and losses are determined on an identified cost basis.

      Brokerage commissions paid to brokers affiliated with AEFC were $60,936 for the six months ended May 31, 1997.

      At May 31, 1997, securities valued at $17,154,250 were on loan to brokers. For collateral, the Fund received $10,251,000 in cash and U.S. government securities valued at $6,794,270. Income from securities lending amounted to $152,368 for the six months ended May 31, 1997. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return securities when due.

4. Lending of portfolio securities

5. Capital share transactions

      Transactions in shares of capital stock for the periods indicated are as follows:

                                        Six months ended May 31, 1997
                                Class A             Class B             Class Y

      Sold                    1,757,182             770,708              14,426

      Issued for reinvested   8,046,753             199,990              34,157
        distributions

      Redeemed               (3,481,081)           (122,259)           (170,741)
                             ----------            --------            --------

      Net increase (decrease) 6,322,854             848,439            (122,158)


                                          Year ended Nov. 30, 1996
                                Class A             Class B             Class Y

      Sold                    2,598,052           1,025,364              36,969

      Issued for reinvested   4,499,539              23,715              20,329
        distributions

      Redeemed               (5,154,984)            (57,140)            (73,661)
                             ----------             -------             -------

      Net increase (decrease) 1,942,607             991,939             (16,363)


6. Financial highlights

   The tables below show certain important financial information for evaluating the Fund's results.

                                    Fiscal period ended Nov. 30,
                                    Per share income and capital changesa
                                                                         Class A
                              1997 c    1996     1995    1994b     1993  1992      1991      1990    1989     1988

Net asset value,              $14.71  $12.35   $10.31   $12.04   $11.19   $10.18   $8.82   $10.01    $8.09    $7.38
beginning of period
                                    Income from investment operations:
Net investment income            .03     .07      .10      .10      .11      .13     .18      .26      .34      .24
Net gains (losses)              1.03    3.30     2.55    (.64)     1.31     1.69    1.75    (.55)     1.89      .94
(both realized
and unrealized)

Total from investment           1.06    3.37     2.65    (.54)     1.42     1.82    1.93    (.29)     2.23     1.18
operations

                                    Less distributions:
Dividends from net             (.03)   (.06)    (.12)    (.09)    (.11)    (.14)   (.20)    (.27)    (.31)    (.23)
investment income
Distributions from            (1.87)   (.95)    (.49)   (1.10)    (.46)    (.67)   (.37)    (.63)       --    (.24)
realized gains

Total distributions           (1.90)  (1.01)    (.61)   (1.19)    (.57)    (.81)   (.57)    (.90)    (.31)    (.47)

Net asset value,              $13.87  $14.71   $12.35   $10.31   $12.04   $11.19  $10.18    $8.82   $10.01    $8.09
end of period

                                    Ratios/supplemental data
                                                                         Class A
                              1997 c    1996     1995    1994b     1993     1992   1991      1990    1989     1988

Net assets, end of              $872    $832     $674     $581     $617     $475    $400     $348     $392     $357
period (in millions)
Ratio of expenses to           .85%e    .87%     .84%     .71%     .77%     .74%    .67%     .63%     .57%     .68%
average daily net assetsd
Ratio of net income to        .44% e    .53%     .94%     .90%    1.00%    1.22%   1.82%    2.78%    3.58%    2.80%
average daily net assets
Portfolio turnover rate          34%     64%      62%      46%      41%      42%     46%      55%      49%      81%
(excluding short-term
securities)
Total returnf                   8.5%   29.5%    27.1%   (5.3%)    13.2%    19.2%   22.9%   (3.3%)    27.9%    16.0%
Average brokerage             $.0529  $.0557       --       --       --       --      --       --       --       --
commission rateg

aFor a share outstanding throughout the period. Rounded to the nearest cent.
 bOn Nov. 10, 1994, the Fund's name changed from IDS Equity Plus Fund, Inc. to IDS Equity Select Fund, Inc.
cSix months ended May 31, 1997 (Unaudited).
dEffective fiscal year 1996, expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
eAdjusted to an annual basis.
fTotal return does not reflect payment of a sales charge.
g Effective fiscal year 1996, the Fund is required to disclose an average brokerage commission rate per share for security trades on which commissions are charged. The comparability of this information may be affected by the fact that commission rates per share vary significantly among foreign countries.



                                    Fiscal period ended Nov. 30,
                                    Per share income and capital changesa

                                                        Class B                            Class Y
                                               1997 c     1996    1995b           1997 c     1996    1995b

Net asset value,                               $14.63   $12.31   $10.37           $14.72   $12.35   $10.37
beginning of period

                                    Income from investment operations:
Net investment income                           (.01)    (.03)      .05              .04      .10      .08
Net gains (both                                  1.01     3.30     1.95             1.02     3.30     2.00
realized and unrealized)

Total from investment operations                 1.00     3.27     2.00             1.06     3.40     2.08

                                    Less distributions:
Dividends from net investment income               --       --    (.06)            (.04)    (.08)    (.10)
Distributions from realized gains              (1.87)    (.95)       --           (1.87)    (.95)       --

Total distributions                            (1.87)    (.95)    (.06)           (1.91)   (1.03)    (.10)

Net asset value, end of period                 $13.76   $14.63   $12.31           $13.87   $14.72   $12.35

                                    Ratios/supplemental data
                                                       Class B                            Class Y
                                              1997 c      1996    1995b           1997 c     1996    1995b

Net assets, end of                                $29      $18       $3               $1       $3       $3
period (in millions)
Ratio of expenses to                          1.62% e    1.63% 1.68% e             .68%e     .70%   .70%e
average daily net assetsd
Ratio of net income to                       (.28%) e   (.21%)   .08% e            .59%e     .69% 1.08% e
average daily net assets
Portfolio turnover                                34%      64%      62%              34%      64%      62%
rate (excluding short-term
securities)
Total returnf                                    8.1%    28.6%    19.3%             8.6%    29.8%    20.0%
Average brokerage commission rateg             $.0529   $.0557       --           $.0529   $.0557       --

aFor a share outstanding throughout the period.  Rounded to the nearest cent.
b Inception date was March 20, 1995.
c Six months ended May 31, 1997 (Unaudited).
dEffective fiscal year 1996, expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
e Adjusted to an annual basis.
fTotal return does not reflect payment of a sales charge.
gEffective fiscal year 1996, the Fund is required to disclose an average brokerage commission rate per share for security trades on which commissions are charged. The comparability of this information may be affected by the fact that commission rates per share vary significantly among foreign countries.


      Investments in securities

      IDS Equity Select Fund, Inc.
      May 31, 1997 (Unaudited)

                                                        (Percentages represent
                                                          value of investments
                                                        compared to net assets)

Common stocks (94.5%)
Issuer                       Shares        Value(a)

 Aerospace & defense (3.0%)
 Boeing                      60,000    $  6,315,000
 Precision Castparts        100,000       6,250,000
 Thiokol                    100,000       7,187,500
 United Technologies         90,000       7,233,750
 Total                                   26,986,250


 Automotive & related (1.2%)
 Danaher                    225,000      10,912,500


 Banks and savings & loans (6.0%)
 Barnett Banks              162,300(d)    8,541,037
 First Union                115,000       9,875,625
 KeyCorp                    235,000      12,778,125
 Norwest                    140,800       7,532,800
 Washington Mutual          280,000(d)   15,575,000
 Total                                   54,302,587

 Beverages & tobacco (2.9%)
 Anheuser-Busch             210,000       9,003,750
 Coca-Cola                  105,000       7,166,250
 Philip Morris              220,000       9,680,000
 Total                                   25,850,000

 Building materials & construction (6.4%)
 Lennar                     155,000       4,068,750
 Martin Marietta Materials  500,000      14,375,000
 Sherwin-Williams           520,000      15,600,000
 Tyco Intl                  380,000      24,130,000
 Total                                   58,173,750


 Chemicals (5.2%)
 Betz Laboratories          225,000      14,343,750
 Culligan Water Technology  120,000(b)    5,340,000
 Praxair                    235,000      12,366,875
 USA Waste Service          410,000(b)   14,862,500
 Total                                   46,913,125


 Communications equipment & services (0.9%)
 ADC Telecommunications     235,000(b)    8,048,750


 Computers & office equipment (9.2%)
 Adaptec                    295,000(b)   10,841,250
 Cisco Systems              140,000(b)    9,485,000
 Compaq Computer            135,000(b)   14,613,750
 Computer Associates Intl   110,000       6,022,500
 First Data                 156,100       6,244,000
 Hewlett-Packard            125,000       6,437,500
 Ikon Office Solutions      215,000       6,235,000
 Parametric Technology      200,000(b)    8,975,000
 Solectron                  225,000(b)   14,062,500
 Total                                   82,916,500


 Electronics (1.1%)
 Intel                       65,000       9,847,500


 Energy (2.0%)
 Mobil                       40,000       5,595,000
 Tosco                      386,700      12,616,087
 Total                                   18,211,087


 Energy equipment & services (2.6%)
 Schlumberger               100,000      11,912,500
 Transocean Offshore        170,000      11,730,000
 Total                                   23,642,500


 Financial services (1.9%)
 Franklin Resources         120,000       7,770,000
 Morgan Stanley              80,000       5,400,000
 Travelers Group             70,000       3,841,250
 Total                                   17,011,250

 Food (2.6%)
 ConAgra                    145,000       8,718,125
 Pioneer Hi-Bred Intl       105,000       7,323,750
 Quaker Oats                190,000       7,837,500
 Total                                   23,879,375

 Health care (8.6%)
 ALZA                       314,000(b)    9,263,000
 American Home Products     150,000      11,437,500
 Amgen                      160,000(b)   10,700,000
 Baxter Intl                200,000      10,550,000
 Guidant                    165,000      12,808,125
 Johnson & Johnson          100,000       5,987,500
 Merck                       70,000       6,291,250
 Sybron Intl                295,000(b)   10,656,875
 Total                                   77,694,250


 Health care services (3.2%)
 Service Corp Intl          426,000      15,016,500
 Tenet Healthcare           500,000(b)   13,750,000
 Total                                   28,766,500


 Household products (2.7%)
 Avon Products              140,000       8,925,000
 Gillette                    90,000       7,998,750
 Samsonite                  158,000(b)    7,090,250
 Total                                   24,014,000

 Industrial equipment & services (4.6%)
 AGCO                       240,000       7,650,000
 Deere & Co                 165,000       8,435,625
 Illinois Tool Works        290,000      14,391,250
 Thermo Electron            320,000      11,040,000
 Total                                   41,516,875


 Insurance (2.2%)
 Progressive Corp Ohio      115,000       9,099,375
 UNUM                       137,400      10,871,775
 Total                                   19,971,150


 Leisure time & entertainment (2.2%)
 Carnival Cl A              225,000       8,550,000
 Marriot Intl               197,000      11,376,750
 Total                                   19,926,750


 Media (2.0%)
 Belo (AH) Cl A             225,000       8,662,500
 Gannett                     65,000       6,012,500
 Scholastic                 126,000(b)    3,748,500
 Total                                   18,423,500

 Metals (1.1%)
 UCAR Intl                  200,000(b)    9,600,000


 Multi-industry conglomerates (2.3%)
 Emerson Electric           235,000      12,690,000
 Westinghouse Electric      420,000       8,505,000
 Total                                   21,195,000


 Paper & packaging (1.5%)
 Crown Cork & Seal          235,000      13,688,750


 Restaurants & lodging (1.1%)
 HFS125,000(b)            6,734,375
 La Quinta Inns             120,000       2,760,000
 Total                                    9,494,375


 Retail (7.0%)
 American Stores            225,000      10,237,500
 Dollar General             140,000       4,707,500
 Federated Dept Stores      330,000(b)   12,210,000
 Kohl's                     275,000(b)   14,815,625
 Rite Aid                   140,000       6,510,000
 Safeway                    320,000(b)   14,400,000
 Total                                   62,880,625


 Textiles & apparel (1.7%)
 Tommy Hilfiger             165,100(b)    7,346,950
 Unifi                      235,000       7,578,750
 Total                                   14,925,700


 Transportation (0.1%)
 Wisconsin Central           25,000(b)      903,125


 Utilities - telephone (1.7%)
 BellSouth                  335,000      15,200,625


 Foreign (7.5%) (c)
 ACE                        180,000      11,520,000
 Baan                       150,000(b,d)  9,037,500
 Renaissance Energy         351,000(b)   11,014,405
 SmithKline Beecham ADR     225,000      19,687,500
 Telecommunicacoes Brasileiras-
    Telebras ADR             94,500      12,981,938
 Unibanco ADR               114,500(b)    3,950,250
 Total                                   68,191,593

 Total common stocks
 (Cost: $615,130,040)                  $853,087,992


Short-term securities (6.4%)
Issuer      Annualized        Amount        Value(a)
              yield on    payable at
               date of      maturity
              purchase

 U.S. government agency (0.1%)
 Federal Home Loan Bank Disc Nt
    06-12-97     5.43%    $1,100,000     $1,098,016

 Commercial paper (6.1%)
 ABB Treasury Center USA
    06-19-97     5.64      1,100,000(e)   1,096,737
 Associates Corp North America
    06-18-97     5.51      1,300,000      1,296,425
 BHP Finance
    07-07-97     5.56      1,600,000      1,590,906
 Ciesco LP
    06-17-97     5.55      4,700,000      4,687,749
 Clorox
    06-05-97     5.54      3,100,000      3,097,623
 Gannett
    06-12-97     5.54      2,000,000(e)   1,996,320
 Harris Trust
    06-27-97     5.55      4,500,000      4,500,000
 Kellogg
    07-03-97     5.55      8,900,000      8,854,966
 Kredietbank North America Finance
    06-06-97     5.55        700,000        699,355
    06-13-97     5.57        800,000        798,397
 Metlife Funding
    06-27-97     5.53      2,400,000      2,390,082
 Northern States Power
    06-26-97     5.52      5,300,000      5,278,947
 SBC Communications Capital
    06-10-97     5.56      3,900,000(e)   3,893,998
 Toyota Motor Credit
    06-25-97     5.52      5,000,000      4,980,903
 UBS Finance (Delaware)
    06-13-97     5.57      4,700,000      4,690,581
 Unilever Capital
    06-02-97     5.56      5,000,000(e)   4,998,467
 Total                                   54,851,456

 Letter of credit (0.2%)
 First Chicago-
    Commed Fuel
    06-06-97     5.58      1,496,000      1,494,616


 Total short-term securities
 (Cost: $57,444,088)                   $ 57,444,088


 Total investments in securities
(Cost: $672,574,128) (f)               $910,532,080
                                       ============


See accompanying notes to investments in securities.

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing.

(c) Foreign security values are stated in U.S. dollars.

(d) Security is partially or fully on loan. See Note 4 to the financial statements.

(e) Commercial paper sold within terms of private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors". This security has been determined to be liquid under guidelines established by the board.

(f) At May 31, 1997, the cost of securities for federal income tax purposes was approximately $672,574,000 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.........................................$246,888,000
Unrealized depreciation...........................................(8,930,000)
                                                                  ----------

Net unrealized appreciation.....................................$237,958,000

         Board members and officers of the Fund

President and interested
board member

      William R. Pearce
      Chairman of the board, Board   Services   Corporation    (provides
      administrative services to boards including the boards of the IDS and IDSLife funds and Master Trust portfolios).

Independent
board members

      H. Brewster Atwater Jr.
      Former chairman and chief executive officer, General Mills, Inc.

      Lynne V. Cheney
      Distinguished fellow, American Enterprise Institute for Public Policy Research.

      Robert F. Froehlke
      Former president of all funds in the IDS MUTUAL FUND GROUP.

      Heinz F. Hutter
      Former president and chief operating officer, Cargill, Inc.

      Anne P. Jones
      Attorney and telecommunications consultant.

      Melvin R. Laird
      Senior counsellor for national and international affairs, The Reader's Digest Association, Inc.

      Alan K. Simpson
      Former United States senator for Wyoming.

      Edson W. Spencer
      Former chairman and chief executive officer, Honeywell, Inc.

      Wheelock Whitney
      Chairman, Whitney Management Company.

      C. Angus Wurtele
      Chairman of the board, The Valspar Corporation.

Interested board
members who are
officers and/or
employees of AEFC

      William H. Dudley
      Senior advisor to the chief executive officer, AEFC.

      David R. Hubers
      President and chief executive officer, AEFC.

      John R. Thomas
      Senior vice president, AEFC.

Officers who also
are officers and/or
employees of AEFC

      Peter J. Anderson
      Senior vice  president,  AEFC.  Vice president - Investments for the Fund.

      Melinda S. Urion
      Senior vice president and chief financial officer, AEFC. Treasurer for the Fund.

Other officer

      Leslie L. Ogg
      President, treasurer and corporate secretary of Board Services Corporation. Vice president, general counsel and secretary for the Fund.

Refer to the SAI for the board members' and officers' biographies.

IDS mutual funds

Global/International funds

Funds in this group seek capital growth and/or income by investing primarily in foreign securities. Foreign investments may be subject to currency fluctuations and political and economic risks of the countries in which the investments are made. They are high risk mutual funds with a potential for high reward.

IDS Emerging Markets Fund

Invests in a Portfolio comprised primarily of stocks of companies in developing countries throughout the world that are believed to offer growth potential. Seeks to provide long-term growth of capital.

(icon of) world globe

IDS Global Growth Fund
Invests in a Portfolio comprised primarily of stocks of companies throughout the world that are positioned to meet market needs in a changing world economy. These companies offer above-average potential for long-term growth.

(icon of) world

IDS International Fund

Invests primarily in common stocks of foreign companies that offer potential for superior growth. The Fund may invest up to 20% of its assets in the U.S. market.

(icon of) three flags

IDS Global Balanced Fund

Invests in stocks-and bonds in, for the most part, major markets throughout the world, including the U.S. Seeks to provide a balance of growth of capital and current income.

(icon of) scale of globes

IDS Global Bond Fund

Invests in a Portfolio comprised primarily of debt securities of U.S. and foreign issuers to seek high total return through income and growth of capital.

(icon of) globe

Growth funds

Funds in this group seek capital growth, primarily from common stocks. They are high risk mutual funds with a potential for high reward.

IDS Precious Metals Fund

Invests primarily in the securities of foreign or domestic companies that explore for, mine and process or distribute gold and other precious metals. A highly aggressive and speculative fund that seeks long-term growth of capital.

(icon of) cart of precious gems

IDS Discovery Fund

Invests in small- and medium-size, growth-oriented companies emphasizing technological innovation and productivity enhancement. Buys and holds larger growth-oriented stocks.

(icon of) ship

IDS Small Company Index Fund

Invests in all or a representative group of the equity securities comprising the S&P SmallCap 600 Index, as it strives to provide long-term capital appreciation.

(icon of) building

IDS Strategy Aggressive Fund

Invests primarily in common stocks of companies that are selected for their potential for above-average growth. Above-average means that their growth potential is better, in the opinion of the portfolio's investment manager, than the Standard & Poor's Corporation (S&P) 500 Stock Index.

(icon of) chess piece

IDS Research Opportunities Fund

Invests in a Portfolio comprised primarily of equity securities of companies included in the S&P 500 Index that are believed to have strong growth potential. The Portfolio is managed using a research methodology by the Research Department of AEFC. Goal is long-term appreciation.

(icon of) magnifying glass

IDS Growth Fund

Invests in a Portfolio comprised primarily of companies that have above-average potential for long-term growth as a result of new management, marketing opportunities or technological superiority.

(icon of) flower

IDS New Dimensions Fund

Invests in a Portfolio comprised primarily of companies with significant growth potential due to superiority in technology, marketing or management. The Fund frequently changes its industry mix.

(icon of) dimension

IDS Progressive Fund

Invests primarily in undervalued common stocks. The Fund holds stocks for the long term with the goal of capital growth.

(icon of) shooting star

Growth and income funds

These funds focus on securities of medium to large, well-established companies that offer long-term growth of capital and reasonable income from dividends and interest.

IDS Equity Select Fund

Invests primarily in a combination of moderate growth stocks, higher-yielding equities and bonds. Seeks growth of capital and income.

(icon of) three pine trees

IDS Blue Chip Advantage Fund

Invests in selected stocks from a major market index. Securities purchased are those recommended by our research analysts as the best from each industry represented on the index. Offers potential for long-term growth as well as dividend income.

(icon of) ribbon

IDS Managed Allocation Fund

Invests in a Portfolio comprised primarily of U.S. equity securities, U.S. and foreign debt securities, foreign equity securities and money market instruments. The Fund provides diversification among these major investment categories and has a target mix that represents the way the Fund's investments will be allocated over the long term. Seeks maximum total return.

(icon of) spinning toy

IDS Stock Fund

Invests in a Portfolio comprised primarily of common stocks of companies representing many sectors of the economy. Seeks current income and growth of capital.

(icon of) building with columns

IDS Equity Value Fund

Invests primarily in undervalued common stocks that offer potential for growth of capital and income.

(icon of) three growing flowers

IDS Utilities Income Fund

Invests primarily in the stocks of public utility companies to seek high current income and growth of income and capital with reduced volatility.

(icon of) light bulb

IDS Diversified Equity Income Fund

Invests in a Portfolio comprised primarily in high-yielding common stocks to seek high current income and, secondarily, to benefit from the growth potential offered by stock investments.

(icon of) two puzzle pieces

IDS Mutual

Invests in a Portfolio which seeks to balance between common stocks and senior securities (preferred stocks and bonds). Seeks a balance of growth of capital and current income.

(icon of) scale of justice

Income funds

The funds in this group invest their assets primarily in corporate bonds or government securities to seek interest income. Secondary objective is capital growth.
Risk varies by bond quality.

IDS Extra Income Fund

Invests in a Portfolio comprised mainly in long-term, high-yielding corporate fixed-income securities in the lower rated, higher risk bond categories to seek high current income. Secondary objective is capital growth.

(icon of) two coins

IDS Bond Fund

Invests mainly in corporate bonds, at least 50% in the higher rated, lower risk bond categories, or the equivalent, and in government bonds.

(icon of) Greek column

IDS Selective Fund

Invests in a Portfolio comprised primarily of high-quality corporate bonds and other highly rated debt instruments including government securities and short-term investments. Seeks current income and preservation of capital.

(icon of) skyline

IDS Federal Income Fund

Invests in a Portfolio comprised primarily of securities issued or guaranteed as to the timely payment of principal and interest by the U.S. government, its agencies and instrumentalities. Seeks a high level of current income and safety of principal consistent with its type of investments.

(icon of) shield with eagle head

Tax-exempt income funds

These funds provide tax-free income by investing in municipal bonds. The income is generally free from federal income tax, but a portion of the income may be subject to state and local taxes. Risk varies by bond quality.

IDS Tax-Exempt Bond Fund

Invests mainly in bonds and notes of state or local government units, with at least 75% in the four highest rated, lowest risk bond categories.

(icon of) shield with Greek column

IDS Insured Tax-Exempt Fund

Invests primarily in municipal securities that are insured as to the timely payment of principal and interest. The insurance feature minimizes credit risk of the Fund but does not guarantee the market value of the Fund's shares.

(icon of) shield with star

IDS State Tax-Exempt Funds
(CA, MA, MI, MN, NY, OH)

Invests primarily in high- and medium-grade municipal securities to provide income to residents of each respective state that is exempt from federal, state and local income taxes. (New York is the only state that is exempt at the local level.)

(icon of) shield with U.S. enclosed

IDS High Yield Tax-Exempt Fund

Invests in a Portfolio comprised primarily of medium- and lower-quality municipal bonds and notes. Lower-quality securities generally involve greater risk of principal and income.

(icon of) shield with basket of apples enclosed

IDS Intermediate Tax-Exempt Fund

Invests in mainly investment-grade bonds and other debt securities with intermediate-term maturities issued by state and local government units. Goal is to seek a high level of current income exempt from federal taxes.

(icon of) shield with tree enclosed

Money market funds

These money market funds have three main goals: conservation of capital, constant liquidity and the highest possible current income consistent with these objectives. An investment in these funds is neither insured nor guaranteed by the U.S. government, and there can be no assurance that these funds will be able to maintain a stable net asset value of $1.00 per share. Very limited risk.

IDS Cash Management Fund

Invests in such money market securities as high quality commercial paper, bankers' acceptances, certificates of deposit (CDs) and other bank securities.

(icon of) piggy bank

IDS Tax-Free Money Fund
Invests primarily in short-term bonds and notes issued by state and local governments to seek high current income exempt from federal income taxes.

(icon of) shield with piggy bank enclosed

For more complete information about any of these funds, including charges and expenses, you can obtain a prospectus by contacting your financial advisor or writing to American Express Shareholder Service, P.O. Box 534, Minneapolis, MN 55440-0534. Read it carefully before you invest or send money.

Quick telephone reference

American Express Financial Advisors Telephone Transaction Service

Redemptions and exchanges, dividend payments or reinvestments and automatic payment arrangements

National/Minnesota:
800-437-3133

Mpls./St. Paul area:
671-3800

TTY Service

For the hearing impaired

800-846-4852

American Express Financial Advisors Easy Access Line

Automated account information (TouchTone(R) phones only), including current fund prices and performance, account values and recent account transactions

800-862-7919

AMERICAN EXPRESS FINANCIAL ADVISORS

IDS Equity Select Fund
IDS Tower 10
Minneapolis, MN 55440-0010